EXHIBIT 10.3
__________

PROMISSORY NOTE

From:

AMERICAN EXPLORATION CORPORATION

To:

MAINLAND RESOURCES, INC.

Mainland Resources, Inc.
21 Waterway Avenue, Suite 300, The Woodlands, Texas, U.S.A., 77380
__________

PROMISSORY NOTE
Aggregate Principal Sum of up to U.S. $67,002.73

Principal:    U.S. $67,002.730.   Made at Vancouver, British Columbia, Canada.

Maturing:   As set forth hereinbelow.

THIS PROMISSORY NOTE is provided, dated and made effective as of the 21st day of December, 2011 (the “Effective Date”).

FROM:

AMERICAN EXPLORATION CORPORATION, a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 407 2nd Street S.W., Calgary, Alberta, Canada, T2P 2Y3

(“Borrower”);

TO:

MAINLAND RESOURCES, INC., a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 21 Waterway Avenue, Suite 300, The Woodlands, Texas, U.S.A., 77380

(“Lender”);

(and the Borrower and the Lender being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

WHEREAS:

(A)   The Borrower is a corporation duly incorporated under the laws of the State of Nevada, U.S.A., is a reporting company and issuer in each of the United States and in British Columbia, respectively, and has its common shares listed for trading on the OTCBB over-the-counter bulletin board;

(B)   The Lender is a corporation duly incorporated under the laws of the State of Nevada, U.S.A., is a reporting company and issuer in each of the United States and in British Columbia, respectively, and has its common shares listed for trading on the OTCBB over-the-counter bulletin board;

(C)   In accordance with the terms and conditions of a certain “Termination And Release Agreement” dated as of the Effective Date hereof (the “Termination Agreement”), as entered into between the Parties, the Parties therein agreed as follows:

“4.    The Parties acknowledge and agree that, contemporaneously with the execution and delivery of this Agreement, the Parties shall enter into a new promissory note (the “Promissory Note”) evidencing American Exploration’s current obligation to pay to Mainland Resources U.S. $67,002.73; comprised of U.S. $60,000 in principal and U.S. $7,002.73 in accrued interest; pursuant to that certain promissory note entered into by and between the Parties dated September 27, 2010, as amended by Amendment No. 1 thereto dated December 23, 2010, as further amended by Amendment No. 2 thereto dated March 30, 2011, as further amended by Amendment No. 3 thereto dated May 17, 2011, as further amended by Amendment No. 4 thereto dated August 18, 2011, and as further amended by Amendment No. 5 thereto dated October 31, 2011 (such Promissory Note, as amended, being, collectively, the “Original Promissory Note”).  The Promissory Note shall supersede and replace the Original Promissory Note.”; and

(D)   In conjunction with the execution of the Termination Agreement the Parties hereby acknowledge and agree that it is their intention by the terms and conditions of this “Promissory Note” (the “Promissory Note”) to clarify their respective duties and obligations with respect to the Promissory Note envisioned under the Termination Agreement as now provided for hereunder;

FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned, Borrower, hereby promises to pay to the Lender, or the holder of this Promissory Note, in accordance with the terms and conditions referenced herein, the aggregate Principal Sum of U.S. $67,002.73, together with interest payable thereon and commencing on the above-referenced Effective Date of this Promissory Note at the rate of twelve percent (12%) per annum, calculated daily and payable in full monthly during the continuance of any portion of the Principal Sum being outstanding hereunder (herein the “Interest”) prior to maturity; in the manner as set forth immediately hereinbelow.

Subject to the following, the Principal Sum, together with all outstanding Interest thereon as specified hereinabove, is hereby irrevocably and unconditionally due and payable by the Borrower to the Lender at or before 5:00 p.m. (Vancouver time) on the day which is 30 calendar days from the Borrower’s prior receipt from the Lender of written demand for the repayment of all such Principal Sum and Interest (the “Final Principal Sum Payment Date”).

The holder of this Promissory Note may, from time to time, grant written indulgences with respect to certain payment amounts or periods but such indulgences will not in any way affect the undersigned’s liability upon this Promissory Note nor will such indulgences vary any other term to which indulgence has not specifically been granted.  No indulgence will be enforceable against the holder unless granted in writing.

The undersigned hereby waives demand, presentment for payment, notice of non-payment and protest.

If any provision of this Promissory Note is held to be invalid, illegal or unenforceable, then such will not affect or impair the validity, legality or enforceability of the remaining provisions.

WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.

AMERICAN EXPLORATION CORPORATION

By:	/s/ Steven Harding
Steven Harding
President/Chief Executive Officer